                                                                      EXHIBIT 21

                                                                        Jurisdiction of             Percent owned
                                                                         Organization                by Goodrich
                                                                        ---------------             -------------
Goodrich Corporation (Registrant;
  there are no parents of the registrant)                               New York
   Air-Science Engineering, Inc.                                        Arizona                        100.00
   Delfzijl Resin C.V.                                                  The Netherlands                 99.00
   First Charter Insurance Company                                      Vermont                        100.00
   FMQ Sales and Services Inc.                                          Delaware                       100.00
   Freedom Textile Chemical Company (South Carolina), Inc.              Delaware                       100.00
   GKS, Inc.                                                            Delaware                       100.00
     HEJ Holding, Inc.                                                  Delaware                        39.70
   Goodrich Aerospace Services Private Limited                          India                          100.00
   Goodrich Asia-Pacific, Limited                                       Hong Kong                       51.00
   Goodrich Aerospace Component
     Overhaul & Repair, Inc.                                            Delaware                       100.00
   Goodrich Aviation Technical Services, Inc.                           Washington                     100.00
   Goodrich Aerospace Pte. Ltd.                                         Singapore                      100.00
   Goodrich Aerospace Pty. Limited                                      Australia                      100.00
   Goodrich Avionics Systems, Inc.                                      Delaware                       100.00
   Goodrich Control Systems, Inc.                                       Delaware                       100.00
     Goodrich Controls Holding Limited                                  United Kingdom                 100.00
       Goodrich Actuation Systems Limited                               United Kingdom                 100.00
       Goodrich Control Systems Limited                                 United Kingdom                 100.00
       Goodrich Pension Trustees Limited                                United Kingdom                 100.00
   Goodrich Finance LLC                                                 Delaware                       100.00
   Goodrich FlightSystems, Inc.                                         Ohio                           100.00
   Goodrich Holding Corporation                                         Delaware                       100.00
   Goodrich Japan, Ltd.                                                 Japan                          100.00
   Goodrich Lighting Systems, Inc.                                      Florida                        100.00
   Goodrich Lighting Systems Europe, Inc.                               Delaware                       100.00
     Goodrich Lighting GmbH & Co. KG                                    Germany                        100.00
       Goodrich Hella Aero Lighting Systems Holding GmbH                Germany                         95.00
         Goodrich Hella Aero Lighting Systems GmbH                      Germany                        100.00
           Hella Aerospace Holding, Inc. (LLC)                          Delaware                       100.00
               Hella Aerospace, LLC                                     Delaware                        60.00
       Goodrich Liegenschaften GmbH                                     Germany                        100.00
     Goodrich Verwaltungs GmbH                                          Germany                        100.00
   Goodrich Performance Materials (Singapore) Pte Ltd                   Singapore                      100.00
   Goodrich Pump & Engine Control Systems, Inc.                         Delaware                       100.00
     AMI Industries, Inc.                                               Colorado                       100.00
        AMI Industries FSC, Inc.                                        Virgin Islands                 100.00
       Walbar Inc.                                                      Delaware                       100.00
     CII Holdings Inc                                                   Delaware                       100.00
        Goodrich Canada Inc                                             Delaware                       100.00
          Goodrich Aerospace Canada Ltd                                 Canada                         100.00
            Goodrich Krosno Ltd                                         Poland                         100.00
     Delavan Inc                                                        Delaware                       100.00
     Delavan Spray, LLC                                                 Delaware                       100.00

                                                                                                   Percent owned
                                                                     State of Incorporation         by Goodrich
                                                                     ----------------------        -------------
     Goodrich (Great Britain) Limited                                   United Kingdom                 100.00
        Delavan Limited                                                 United Kingdom                 100.00
           Delavan European Marketing Company Limited                   United Kingdom                 100.00
     Goodrich Holdings Inc                                              Delaware                       100.00
     Goodrich Landing Gear, LLC                                         Delaware                       100.00
     GPEC International Corporation                                     Barbados                       100.00
     Menasco Aerosystems, Inc.                                          Delaware                       100.00
   HEJ Holding, Inc.                                                    Delaware                        42.40
     Goodrich TMM Luxembourg B.V.                                       The Netherlands                100.00
        Goodrich XCH Luxembourg B.V.                                    The Netherlands                100.00
         Goodrich Luxembourg SARL                                       Luxembourg                     100.00
           Global Goodrich Control Systems Holding Limited              Mauritius                      100.00
              Goodrich Control Systems Pte. Ltd.                        Singapore                      100.00
              PT TRW Aeronautical Systems                               Indonesia                       51.00
              TRW TAECO Aeronautical Systems (Xiamen)                   China                           65.00
           Goodrich Control Systems Ltd.                                Canada                         100.00
           Goodrich Holding S.A.S.                                      France                         100.00
                Goodrich Actuation Systems S.A.S.                       France                         100.00
                Goodrich Aerospace Europe S.A.S.                        France                         100.00
                Goodrich Aerospace Services S.A.S.                      France                         100.00
                  Rosemount Aerospace S.A.R.L.                          France                         100.00
           Goodrich Capital                                             Gibraltar                      100.00
           Goodrich Control Systems Pty. Ltd.                           Australia                      100.00
           Goodrich Ltd.                                                United Kingdom                 100.00
                Goodrich Holding UK Limited                             United Kingdom                 100.00
                  A-Chem (U.K.) Limited                                 United Kingdom                 100.00
                  Goodrich Aerospace UK Limited                         United Kingdom                 100.00
                  Goodrich Landing Systems Services Limited             United Kingdom                 100.00
                  Rohr Aero Services Limited                            United Kingdom                 100.00
                  Rosemount Aerospace Limited                           United Kingdom                 100.00
                    Rosemount Aerospace Properties Limited              United Kingdom                 100.00
                  Simmonds Precision Limited                            United Kingdom                 100.00
           Goodrich Holding GmbH                                        Germany                        100.00
                Goodrich Control Systems GmbH                           Germany                        100.00
                Rosemount Aerospace GmbH                                Germany                        100.00
   Inrich Corporation                                                   New York                       100.00
   International Goodrich Technology Corporation                        Delaware                       100.00
       Goodrich FSC, Inc.                                               Barbados                       100.00
   Ithaco Space Systems Inc.                                            Delaware                       100.00
   JcAir, Inc.                                                          Kansas                         100.00
   JMSI Corporation                                                     Delaware                       100.00
     Delfzijl Resin C.V.                                                The Netherlands                  1.00
     ALA Corporation                                                    Delaware                       100.00
     CMK Corporation                                                    Delaware                       100.00
   Kalama Specialty Chemicals, Inc.                                     Washington                     100.00
   Kinsman Road Realty Corporation                                      Ohio                           100.00

                                                                                                   Percent owned
                                                                     State of Incorporation         by Goodrich
                                                                     ----------------------        -------------
   Rohr, Inc.                                                           Delaware                       100.00
     Goodrich Aerospace Europe, Inc.                                    Delaware                       100.00
       Goodrich Aerospace Europe GmbH                                   Germany                        100.00
       HEJ Holding, Inc.                                                Delaware                        17.90
     RE Components Inc.                                                 Delaware                       100.00
     Rohr Aero Services-Asia Pte. Ltd.                                  Singapore                       60.00
     Rohr Finance Corporation                                           Delaware                       100.00
     Rohr Foreign Sales Corporation                                     Guam                           100.00
     Rohr, Inc.                                                         Maine                          100.00
     Rohr International Sales Corporation                               Delaware                       100.00
     Rohr International Service Corporation                             Delaware                       100.00
     Rohr Industries, Inc.                                              Kentucky                       100.00
     Rohr Southern Industries, Inc.                                     Delaware                       100.00
     Tolo Incorporated                                                  California                     100.00
   Rohr Aero Services, Inc.                                             Delaware                       100.00
       Rohr Aero Services Europe                                        France                          99.998
   Rosemount Aerospace Inc.                                             Delaware                       100.00
   Safeway Products Inc.                                                Connecticut                    100.00
   Siltown Realty, Inc.                                                 Alabama                        100.00
   Simmonds Precision Products, Inc.                                    New York                       100.00
     Simmonds Precision Engine Systems, Inc.                            New York                       100.00
     Simmonds Precision Motion Controls, Inc.                           New Jersey                     100.00
   TSA Holdings Inc.                                                    Delaware                       100.00
     TSA-rina Holding B.V.                                              The Netherlands                100.00
       Prosytec S.A.                                                    France                         100.00
         Prosytec Italia S.R.L.                                         Italy                          100.00
   Universal Propulsion Company, Inc.                                   Delaware                       100.00
     Advanced Egress Systems, Inc.                                      Delaware                       100.00
     AESI/ZVEZDA                                                        Delaware                       100.00
   BFGoodrich Capital                                                   Statutory trust in Delaware    100.00

The Registrant also owns 50% of Goodrich - Messier, Inc., incorporated in Delaware; 50% of Messier - Goodrich S.A., organized under the laws of France; 50% of Telenor S.A., organized under the laws of France; 3.8% of Cordiem, Inc., incorporated in Delaware; and a 3.8% ownership interest in Cordiem, LLC, organized under the laws of Delaware.

First Charter Insurance Company owns 4.35% of Tortuga Casualty Co., organized under the laws of the Cayman Islands, and 5.56% of United Insurance Company, organized under the laws of the Cayman Islands.